UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 6, 2015

Date of Report (Date of Earliest Event Reported):

AAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-6263	36-2334820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One AAR Place

1100 N. Wood Dale Road

Wood Dale, Illinois 60191

(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code: (630) 227-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

John C. Fortson, Vice President, Chief Financial Officer and Treasurer of AAR CORP., will present at the Wells Fargo Industrial & Construction Conference on May 6, 2015 at the New York Palace Hotel in New York City and on May 7, 2015 at the Bernstein Industrials & Basic Materials Summit at the Grand Hyatt Hotel in New York City.

Attached as Exhibit 99.1 and Exhibit 99.2 are the slides that will be used by Mr. Fortson in his presentations.

Item 9.01.                                  Financial Statements and Exhibits.

(d)                                                        Exhibits

99.1                  Conference slides presented by AAR CORP. at the May 6, 2015 Wells Fargo Industrial & Construction Conference.

99.2                  Conference slides presented by AAR CORP. at the May 7, 2015 Bernstein Industrials & Basic Materials Summit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 6, 2015

AAR CORP.

By:	/S/ JOHN C. FORTSON
John C. Fortson
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Conference slides presented by AAR CORP. at the May 6, 2015 Wells Fargo Industrial & Construction Conference.

99.2	Conference slides presented by AAR CORP. at the May 7, 2015 Bernstein Industrials & Basic Materials Summit.